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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 26, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



           Oklahoma                  1-2572                      73-1520922
(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Items 1 - 4. Not Applicable.

Item 5.      Other Events.

             ONEOK, Inc. announced Amendment No. 1 to its merger agreement with Southwest Gas Corporation whereby ONEOK has agreed to acquire Southwest Gas common stock for $30 per share, in cash, compared with the previous offer of $28.50 per share.

             On April 26, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.      Not Applicable

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
No.          Description

99.a         Press release issued by ONEOK, Inc. dated April 26, 1999.

99.b Amendment No. 1 to Agreement and Plan of Merger between ONEOK, Inc., OASIS Acquisition Corporation, and Southwest Gas Corporation.

Item 8       Not Applicable


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 26th of April, 1999.


                                              ONEOK, Inc.

                                         By:  /s/ Jim Kneale
                                              ----------------------------------
                                              Jim Kneale, Vice President,
                                              Chief Financial Officer, and
                                              Treasurer


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                              INDEX TO EXHIBITS


Exhibit
No.          Description
-------      -----------

99.a         Press release issued by ONEOK, Inc. dated April 26, 1999.

99.b         Amended Agreement and Plan of Merger between ONEOK, Inc., OASIS
             Acquisition Corporation, and Southwest Gas Corporation.